American Gas Association
Financial Forum
May 4 -6, 2008
B U I L D I N G  V A L U E

Safe Harbor Statement	2
Company Overview	3
Power Delivery	4
Regulatory	12
Conectiv Energy	17
Pepco Energy Services	24
Financial Overview	28
Summary	35
Appendix - Power Delivery & Regulatory	37
Appendix - Conectiv Energy	44
Appendix - Financial	49
Topic
Beginning Page
Table of Contents

Some of the statements contained in today’s presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of
1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,”
“plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-
looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-
looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American
Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the Securities and Exchange
Commission.

Safe Harbor Statement

PHI
Pepco Holdings Inc

Pepco Holdings Inc
pepco
A PHI Company
delmarva power
A PHI Company
atlantic city electric
A PHI Company
conectiv energy
pepco Energy Services

BUILDING VALUE

$9.4B Revenues
$15.1B Total Assets
$5.9B Market Cap
1.8 Million Electric Customers
122,000 Gas Customers
Company Overview
Regulated
Electric
& Gas
Delivery
Business
Competitive
Energy/
Other
64% of Operating Income
Financial and customer data as of December 31, 2007. Operating Income percentage calculations are for the year ended
December 31, 2007, net of special items. See appendix for details.
36% of Operating Income
PHI Investments
Note:

PHI
Pepco Holdings Inc

New Jersey
Maryland
atlantic city electric
pepco
Delaware
Virginia
delmarva power
Virginia

BUILDING VALUE

Power Delivery - Business Overview
Commercial 47%
Diversified Customer Mix*
Residential 35%
Government 10%
Industrial 8%
* Based on 2007 MWh Sales; excludes Virginia operations sold on 1/2/08.
Regulatory Diversity*
District of Columbia
23%
New Jersey 20%
Delaware 18%
Maryland 39%
Combined Service Territory
 2007 Power Delivery Key Metrics
 Revenues   $5,244.2M
 Earnings   $231.8M
 O&M     $667.0M
 Capital Exp.   $554.2M

PHI
Pepco Holdings Inc

(Dollars in Millions)		2008		2009		2010		2011		2012		5 Year Totals
Distribution:												
Customer Driven (new service connections, meter installations, highway relocations)	$	152	$	158	$	171	$	180	$	187	$	848
Reliability (facility replacements/upgrades for system reliability)		166		191		192		204		223		976
Load (new/upgraded facilities to support load growth)		71		91		74		81		170		487
Distribution - Blueprint:		61		130		136		113		99		539
Transmission:												
Mid-Atlantic Power Pathway		28		179		241		273		188		909
Generation Retirements (Benning & Buzzard and Indian River)		1		10		75		126		7		219
Reliability (facility replacements/upgrades for system reliability)		102		86		117		47		17		369
Load and Other		77		37		45		97		137		393
Gas Delivery		23		24		19		19		18		103
Information Technology		17		17		17		17		17		85
Corporate Support and Other		18		20		12		9		6		65
Total Power Delivery	$	716	$	943	$	1,099	$	1,166	$	1,069	$	4,993

BUILDING VALUE

Infrastructure Investment - Building Value
2008-2012 Construction Forecast
Note: See Safe Harbor Statement at the beginning of today’s presentation.

PHI
Pepco Holdings Inc

Lackawanna
Berwick
Susquehanna
Jefferson
Roseland
Newark
Trenton
Philadelphia
Cardiff
Salem
Bedington
Kemptown
Baltimore
Meadow Brook
Loudoun
Washington, DC
Chalk Pt.
Possum Pt.
Vienna
Indian River
Piney Grove
North Anna
Regional Transmission Projects
AEP/AP 765 kV
AEP/AP 500 kV
AP/Dominion 500 kV
PPL/PSE&G/First Energy 500 kV
MAPP Project 500 kV
Nuclear Generation
Fossil Generation
Substation

BUILDING VALUE

• 230 mile, 500kV line originating in northern Virginia, crossing Maryland, traveling up the Delmarva Peninsula and into southern New Jersey
• Preliminary cost estimate - $1.05 billion; completion by 2013
• ROE authorized in FERC formula rates - 11.3%
Status of the MAPP Project
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Mid-Atlantic Power Pathway (MAPP) Project
• PJM Board approved the
 500kV portion of the project
 on 10/17/07
• PJM evaluating the 230kV
 upgrades for local reliability
• PHI continues to evaluate the
 installation of a Direct Current
 system under the Chesapeake
 Bay

MAPP - Update
 • Project Management team has been selected and is
 working/communicating with key government and community
 stakeholders.
 • PHI is sponsoring community information meetings along each major segment.
 ▪ Community meetings have been held in Southern Maryland with positive results; letters of support sent to MD governor and legislature leaders.

 ▪ Focus group meetings are scheduled for Eastern Shore Maryland with community meetings to follow soon after.
 • A project Web site (www.powerpathway.com) went live in February
 2008.
 • Environmental studies contractors were selected in February; work began in late March 2008.
 • Transmission Engineering design contractor for Pepco line section was selected in March 2008.

Pepco		Delmarva Power		Atlantic City Electric		500 kV Total	
2008	$	17	$	11	$	-	$	28
2009		72		107		-		179
2010		30		210		1		241
2011		-		271		2		273
2012		-		185		3		188
2013		-		120		21		141
TOTAL	$	119	$	904	$	27	$	1,050

BUILDING VALUE

MAPP - Preliminary Cost and Timing
(Dollars in Millions)
• Recovery of costs is determined by PJM/FERC and will be spread across PJM area.
• Excludes proposed 230kV lines being evaluated by PJM.
• Escalation of material, contract labor and right of way costs will impact estimates above.
• Excludes cost of a potential Direct Current underwater Chesapeake Bay crossing estimated at
 $375 million.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Blueprint for the Future
• Responsive to customer expectations:
 “Win - Win - Win”
 – Managing energy costs
 – Improving customer service
 – Enhancing reliability
 – Protecting the environment
• Includes significant investment:
 – Advanced metering infrastructure (AMI)
 – Demand side management applications
• Programs will provide the tools customers need to move into the future:
   Energy Efficiency  Demand Response Renewable Energy
 Energy Audits  Smart Thermostat Net Energy Metering
 HVAC Efficiency Innovative Rate Structures Photovoltaic Installations
 Efficient Lighting PJM DR Market Portal
 Building Commissioning
 Custom Rebates
• Filed in DE, MD, DC and NJ in 2007
• Multi-year effort across PHI service territory
• Regulatory support is essential

2008	2009	2010	2011	2012	Total
Advanced Metering Infrastructure	$ 45	$ 118	$ 118	$ 99	$ 85	$ 465
Distribution Automation	6	12	18	14	14	64
Meter Data Management System	10	-	-	-	-	10
Total	$ 61	$ 130	$ 136	$ 113	$ 99	$ 539

BUILDING VALUE

Blueprint for the Future -
Estimated Capital Cost and Timing
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(Dollars in Millions)

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Utility Operational Value
• 2008 Power Delivery O&M estimated at $691M
 (3.6% increase over 2007 level)

• New run rate reflects:
 –  most recent operating experience
 –  initiation of Blueprint for the Future projects
 –  continued regulatory/ rate case costs
 –  heavy focus on workforce regeneration and training (will have approximately 200 new craft workers on board by end of 2008)
 –  escalation of labor and material costs
• Power Delivery O&M also includes various pass throughs and deferrable/ recoverable costs that range between $70-80M per year

Goal - Maintain year over year O&M growth at less than inflation rate

- **Four distribution rate cases completed in 2007 and early 2008**

[redacted]

BUILDING VALUE

Regulatory Highlights
Company	Jurisdiction	Authorized ROE	Rate Increase ($MM)	Depreciation Reduction ($MM)
Delmarva Power - Gas	DE	10.25%	$9.0	$2.1
Delmarva Power - Electric	MD	10.00%	$14.9	$0.9
Pepco	MD	10.00%	$10.6	$30.7
Pepco	DC	10.00%	$28.3	N/A
Total			$62.8	$33.7
• DC and MD Base Case Proceedings - Phase II
 †  MD - Service Company costs and allocations
 † DC - Decoupling
• Revenue decoupling implemented in MD, approved in concept in DC, and under consideration in DE and NJ
• Filings submitted in DE, MD, DC, and NJ to implement PHI Blueprint
• FERC formula rates in place for transmission
 † 11.3% ROE authorized for all transmission rate base
 † March 2008 filing requesting 150 basis point ROE adder for $274 million of RTEP projects

(Dollars in Millions)

	Pepco		Delmarva Power			Atlantic City Electric	
	Maryland [1]	District of Columbia [2]	Delaware [3]	Maryland [2]	Delaware Gas [3]	New Jersey [2]	Total
Operating Income (Adjusted) [4]	$76	$70	$28	$17	$18	$67	$276
Rate Base (Adjusted) [4]	$886	$997	$405	$286	$231	$761	$3,566
Earned Return on Rate Base	8.54%	7.05%	6.89%	6.07%	7.77%	8.81%	
Authorized Return on Rate Base	7.99%	7.96%	7.17%	7.68%	7.73%	8.14%	
Most Recent Authorized Return on Equity	10.00%	10.00%	10.00%	10.00%	10.25%	9.75%	
Most Recent Test Period Ending	Sep-06	Sep-06	Mar-05	Sep-06	Mar-06	Dec-02	
Anticipated Next Filing	TBD[5]	Late 2008	Late 2008	Early 2009	TBD[5]	TBD[5]	

(1) As filed with MD PSC in Quarterly Earned Return Report for the twelve months ended 9/30/07, which is developed in accordance with PSC instructions and, therefore, does not reflect the Company's rate case filing position in all respects.
(2) Estimate; does not necessarily reflect the Company's rate case filing position in all respects.
(3) As filed with DE PSC in Quarterly Earned Return Report for the twelve months ended 9/30/07, which is developed in accordance with PSC instructions and, therefore, does not reflect the Company's rate case filing position in all respects.
(4) Adjusted to annualize rates and to conform results to regulatory precedents.
(5) Contingent on cost recovery method for Blueprint.

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Distribution Summary as of September 2007

PHI
Pepco Holdings Inc

(Dollars in Millions)	Pepco	Delmarva Power	Atlantic City Electric	Total
Period End Rate Base [(1)]	$345	$284	$276	$905
Current Authorized Return on Equity [(2)]	11.3%	11.3%	11.3%	
Estimated Annual Income, after-tax	$19	$16	$16	

(1) Estimated based on approved FERC Formula Method

(2) Most recent authorized return on equity is 11.3% effective 12/1/07; prior to 12/1/07, assets put in service before 2006 earned 10.8%.

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Transmission Summary as of September 2007

Transmission Incentives
• In late 2007, filed for and received 50 basis point ROE adder for RTO membership on pre-2006 transmission plant
• On March 18, 2008, filed for 150 basis point adder for eight RTEP regional-benefit upgrades with an aggregate construction cost of $274 million in Pepco, Atlantic City Electric and Delmarva Power*
• Planning to make an incentive filing in the 2nd quarter 2008 for the Mid-
 Atlantic Power Pathway (MAPP); we anticipate the filing will include:
 † CWIP in rate base
 † Higher ROE for large, regional-benefit upgrades
 † 100% recovery of prudently incurred costs in case of project cancellation for reasons beyond PHI’s control
Note: See Safe Harbor Statement at the beginning of today’s presentation.
* See appendix for details.

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Power Delivery Summary
• Significant investment planned over the next several years
• Solid track record of execution, including success in
 permitting, siting, and building transmission
• Blueprint for the Future - responsive to customer
 expectations
• Demonstrated ability to achieve reasonable regulatory
 outcomes
• Provides steady long-term earnings and dividend growth

conectiv energy
A New Generation of Energy

PA
MD
NJ
DE
VA

Units Under Contract, 12%
Peaking Units, 15%
Coal, 8%
Oil-Fired Steam, 13%
Gas Combined Cycle, 52%

BUILDING VALUE

2007 Capacity (4,235 MW)
An Eastern PJM, mid-merit focused
business.
Financial
Property, Plant & Equipment-12/31/07 $1,250 M
Construction Work in Process-12/31/07 $ 106 M
2006 Earnings $ 47 M
2007 Earnings $ 73 M
Total Inter-Company Debt $ 650 M
Note: Excludes units under development.
«Committed new projects (645 MW)
Conectiv Energy Generating Facilities
«
Delta
Cumberland
«
Existing sites

conectiv energy
A New Generation of Energy

Dollars in Millions
$550
$500
$450
$400
$350
$300
$250
$200
$150
16% CAGR (2007-2010)*
$475
Key: Forecast Actual
2005
2006
2007
2008 E
2009 E
2010 E

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Total Conectiv Energy Gross Margin - Forecast Range
(including Merchant Generation and Load Service, and Energy Marketing)
$215
$206
$308
$265
$285
$335
$380
$435
$400
$460
$550
$259
$255
$319
* Based on 2007 actual and mid-point of 2010 range.

Gross Margin - Forecast Range

conectiv energy
A New Generation of Energy

PA
Delta
NJ
MD
DE

BUILDING VALUE

Delta Project
• 545 MW dual fuel combined cycle plant located in Peach
 Bottom Township, PA. (East MAAC LDA for RPM capacity
 auctions)
• 6 year tolling agreement (June 1, 2011 - May 31, 2017) with
 Constellation Energy Commodities Group provides
 stable/predictable earnings profile
• Projected net income of $24 - $28 million per year
• Project Cost: $470 million (including owner’s costs)
• Project Status
 – Land options and major permits acquired
 – Minimal transmission system upgrades (PJM Queue P04)
 – Major equipment ordered/delivery confirmed to meet
 commercial operation date
 – Commercial operation date - June 2011
• Permits and infrastructure allow for expansion (additional 545
 MW block)
Note: See Safe Harbor Statement at the beginning of today’s presentation.
«
Existing Sites
Committed New Project

Cumberland Project
Note: See Safe Harbor Statement at the beginning of today’s presentation.
«
Existing Sites
Committed New Project

• 100 MW dual fuel combustion turbine - flexible and
 efficient GE LMS 100 technology.
• Projected net income of $4 - $7 million per year
• Existing CT site (Cumberland, NJ)
 – Land available for expansion (additional 100 MW
 unit)
 – Natural gas at site
 – Minimal transmission system upgrades (PJM Queue
 P06)
 – Other infrastructure and resources on site
• Project Cost: $75 million (including owner’s costs)
• Project Status
 – Draft air permit and all local permits received
 – Major equipment ordered
 – Engineering substantially completed
 – Construction expected to start in April

conectiv energy
A New Generation of Energy

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Marketing Expansion into New England
and New York
Expansion into new markets consistent with Conectiv Energy's strategy
 – Opportunity for additional margins in power pools that operate similarly to PJM
 – Leverage existing asset management and hedging capabilities
 – Low capital requirements - focused on marketing and asset management opportunities
Activities to date
 –  Utility default supply contracts with various New England utilities:
  Year Peak Load (MWs) Annual Energy (GWhs)
  2008 1,200 5,000
  2009 400 1,600
  2010 400 1,600
 – Generation assets under management in NY ISO
 – 38MW municipal solid waste plant
 – 82MW natural gas combined cycle plant; 50% owned by CE (ESNE Project)
 – Electric Transmission into NY
 – 25MW firm transmission agreement from PJM into NYC starting in 2010.
 – Renewable Energy Credits
 – Investigating ways to generate and utilize Renewable Energy Credits in New England.

Gross Margin and EBITDA Forecast
Note: See Safe Harbor Statement at the beginning of today’s presentation.
	Energy, Hedges & Other	Capacity	Energy Marketing	Total Gross Margin	Hedge* Impact (as of 12/31/07)	Unhedged (Open) Gross Margin	O&M (+ 5%)	Unhedged (Open) EBITDA
2008	$280 - $315	$70 - $75	$30 - $45	$380 - $435	$105	$485-$540	($147)	$338-$393
2009	$213 - $268	$157 - $162	$30 - $45	$400 - $475	$80	$480-$555	($145)	$335-$410
2010	$222 - $292	$203 - $208	$35 - $50	$460 - $550	$25	$485-$575	($152)	$333-$423
(Dollars in millions)
* Hedges include all load and fuel hedges (e.g., forward power contracts, utility load auctions, capacity sales, fuel inventory, forward fuel contracts).

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Impact of RGGI
• RGGI is expected to have a neutral to slightly positive impact on
 Conectiv Energy's margins.
 – At current fuel prices, combined cycle units will not dispatch ahead of coal until CO2 prices approach $55/ton.
 – Since RGGI is regional, energy imports from non-RGGI states will tend to keep price increases lower.
 – Gas-fired combined cycles have the smallest CO2 footprint of all fossil units; therefore, margins will increase during periods that coal and oil-
 fired units (with their higher CO2 costs) are setting LMP.
 – Coal margins will decrease during on-peak hours when gas units are setting the LMP.
• Conectiv Energy is well positioned to manage the impact of RGGI due to its largely gas fired generation portfolio, its renewable energy contracts, and its Pennsylvania plants.

Core PJM Markets
Expansion Markets
MA
NJ
DE
MD
DC
IL
NY
PA
Key Metrics 2006 2007
Earnings ($ in millions) 20.6 38.4
Year-End Load Served (MW) 3,544 4,294
MWh Delivered (in millions) 12.9 19.0
PES Retail Electric Supply Markets
TX

Business Overview
• PES provides retail energy supply and
 services to large energy users
• Primary business driver: retail electric supply
 – 80% of business in Core PJM markets
• PES also provides:
 – Retail natural gas supply
 – Energy efficiency services
 • Performance contracting
 • Cogeneration, thermal energy supply
• While not part of its strategy, PES also owns
 – 790 MW SWMAAC peaking generation
 – Retirement in 2012

Electric Contract Signings
millions of MWh
30
25
20
15
10
5
0
2004
2005
2006
2007

MWh Deliveries and Backlog
in millions MWh
20
15
10
5
0
8
12
13
19
18
10
3
1
2004
2005
2006
2007
2008
2009
2010
2011
Delivered
Backlog at 12/31/07

BUILDING VALUE

• PES replenished its backlog while
 delivering a record 19 million MWh in
 2007
• Deliveries have grown at a 33%
 compounded annual growth rate since
 2004
• PES’s contract signings have grown at a
 29% compounded annual growth rate
 since 2004
• Gross margins for new business held
 steady at approximately $3 per MWh
• Retention rates improved to 70% in
 2007, up from 61% in 2006

Contract Signings and Backlog

Electric Realized Gross Margin
$ per MWh
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2004
2005
2006
2007

Electric Business G&A
$ per MWh
$2.00
$1.50
$1.00
$0.50
$0.00
2005
2006
2007

BUILDING VALUE

• 2007 gross margins consistent with
 PES’s expected range of $3 per MWh
• PES manages toward a flat book and
 does not engage in speculative
 trading
• PES’s fundamental strategy is to serve
 large energy users
• By focusing only on large customers,
 PES keeps its G&A costs low
 – Small commercial customers require
 a significantly higher G&A to serve
• PES has built a solid and scalable
 platform for growth

Margins and G&A expenses

pepco Energy Services

0
10
20
30
MD, DC, DE
New Jersey
Pittsburgh
Rest of PA
New York
Illinois
New England
Texas

BUILDING VALUE

C&I Market
Size
Active
Expansion
Markets
Core PJM
Markets
• Serving 780 MW* in New York, Illinois
 and New England; up from 400 MW
 prior year
• Expansion markets provide significant
 growth opportunities
• Starting small and slow in Texas
• Strong competitive position
• 30%-plus competitive market share
• High retention rates
• Rate caps in rest of Pennsylvania end
 starting in 2010
Switched to competition
Not yet switched; still with utility
GW

*As of 12/31/07
Source: KEMA, PUC websites, internal estimates
Expansion Markets Provide Growth

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Financial Objectives
• Deliver Value
 † Expand investment in utility infrastructure with constructive rate case outcomes
 † Continue investment in competitive energy businesses to provide earnings growth and diversification
 † Increase dividend commensurate with utility earnings growth
• Strengthen Financial Position
 † Maintain an overall equity ratio in mid to high 40% range
 † Continue to improve credit metrics, with the goal of achieving a
 BBB+/Baa1 rating
 † Maintain liquidity position in line with growing businesses

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Major 2008-2012 Earnings/Cash Drivers
• $5.7 billion construction expenditure program
• Timely regulatory recovery through new distribution
 rate case filings
• Incentives related to large transmission projects
• Completion of construction projects on time
• Meeting O&M targets
• Power, fuel and capacity prices
• Environmental regulation
• Anticipate issuance of $1.2-$1.5 billion in equity/equity
 like securities; first issuance targeted for 2009

Note: See Safe Harbor Statement at the beginning of today’s presentation.
* As compared to 2007

Major 2008 Earnings/Cash Drivers*
• Impact of 2007 Maryland and Delaware Rate Case decisions
• Impact of 2008 District of Columbia Rate Case decision
• New transmission rates set 6/1/07 and to be set 6/1/08
• Higher gross margins at Conectiv Energy
• Meeting O&M targets
• Dilution from 2007 Common Stock Issuance

PHI
Pepco Holdings Inc

$10,000
$8,000
$6,000
$4,000
$2,000
$0
10% CAGR (2007-2012)
$7,630
$8,469
2007
2008
2009
2010
2011
2012
Electric Distribution
Gas Distribution
Transmission

BUILDING VALUE

Power Delivery - A Driver of Growth
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Total Plant in Service
Growth - 61%
Electric Distribution Plant in
Service Growth - 45%
Transmission Plant in
Service Growth - 123%
$5,705
$9,193
Dollars in Millions
Projected Net Plant
$6,164
$6,830
See appendix for calculation of net plant and details by company.
$4,138
$4,425
$4,819
$5,190
$5,544
$5,988
$274
$286
$298
$305
$311
$316
$1,293
$1,453
$1,713
$2,135
$2,614
$2,889
Actual

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$69
$401
$0
$153
$180
$61
$447
$28
$180
$244
$130
$501
$179
$133
$176
$136
$485
$241
$237
$44
$113
$510
$273
$270
$26
$99
$621
$188
$161
2007 Actual
2008
2009
2010
2011
2012
Transmission
MAPP
Distribution
Blueprint
Competitive/Other

BUILDING VALUE

Construction Expenditures*
Note: See Safe Harbor Statement at the beginning of today’s presentation.
$896
$1,187
$1,275
$1,210
$1,095
Construction Expenditures -
Building Long-Term Value
$623
* Projected construction expenditures as reported in 2007 Form 10-K

2008	2009	2010	2011	2012
$600 - $700	$600 - $700	$750 - $850	$850 - $950	$950 - $1,100
Projected Net Cash From Operations
Projected Net Cash From Operations Range
Dollars in Millions
Note: See Safe Harbor Statement at the beginning of today’s presentation.
 † Approximately 70% to 80% of net cash from
 operations is generated by Power Delivery
 † The increase in cash in 2010 - 2012 is driven
 by transmission investment, rate relief, and
 higher Conectiv Energy gross margins

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Financing Summary 2008 - 2012 (dollars in billions)
 † Debt
    Utilities  $1.9
    PHI   (0.5)
    Total  $1.4
 † Equity/Equity Like $1.2 - $1.5
Financing - 2008
 † No equity currently planned (beyond the DRIP), first
   issuance targeted for 2009
 † Equity issuance planned for 2008 was completed in 2007
 † Utility debt - net issuance of $400-$500 million planned

Net Funding Requirements

Building Value
 Note: Dividend yield source - Thomson Financial.
 See Safe Harbor Statement at the beginning of today’s presentation.

● Stable Earnings Base - Derived primarily from regulated utility business
● Earnings Growth Potential - Driven by T&D utility infrastructure investments, constructive regulatory outcomes and competitive energy business growth
 † Power Delivery - 10% CAGR of Net Plant (2007-2012)
 – Transmission - 17% CAGR
 – Electric Distribution - 8% CAGR
 † Conectiv Energy - 16% CAGR of total Gross Margin (2007-2010)
● Secure Dividend - Power Delivery earnings growth enables steady long-term dividend growth
 † Current dividend yield as of April 28, 2008 is 4.3%

APPENDIX

The ability to complete this project rests with two key elements -
continuous communication of the need for the line and
compliance with environmental regulations

MAPP - Key Next Steps
● PHI and PJM are reviewing different technologies for performing the
 Chesapeake Bay crossing; PHI expected to have recommendation to PJM during Q2 2008
● Certificate of Public Convenience and Necessity (CPCN) filing in Maryland is expected by Q1 2009
● Maryland PSC coordinates all studies and approves construction of the line in Maryland via the issuance of the CPCN
● PHI will work with the individual agencies to obtain the necessary permits and approvals in DE and NJ; NJBPU can exercise eminent domain authority
● File with FERC for incentives and recovery of CWIP and pre-commercial costs during Q2 2008

MAPP - Project -Timeline
Note: See Safe Harbor Statement at the beginning of today’s presentation.
 Permitting & Right of Way
Construction
2008
2009
2010
2011
2012
2013
Possum Pt. to
Calvert Cliffs
24 Months
48 Months
36 Months
20 Months
24 Months
36 Months
Vienna to
Indian River
Indian River
to Salem
Calvert
Cliffs to
Vienna
(Chesapeake Bay
Crossing)
54 Months
18 Months
* PJM approval.
Oct.
2007*

Meter Data Management (MDM)
• Q4 2007   RFP for AMI was released
• Q2 2008  Overall Solution and Vendor recommendation will be completed
• Q4 2008  A field acceptance test will be conducted
• 2009  Begin deployment (with concurrent deployment capability)
Advanced Metering Infrastructure (AMI)
• Q3 2007  IBM selected to assist PHI with an evaluation of potential technology options
• Q4 2007  Technology recommendation completed
• Q2 2008  IBM’s assistance with vendor selection will be completed
• Q2 2008  A proof of concept deployment plan will be completed
• Q3 2008  Proof of concept / Field Acceptance Test will be completed
• Q4 2008  Begin implementation (with concurrent deployment capability)
Communication Infrastructure

Blueprint for the Future -
from the Project Management Office
• Q4 2007  Itron selected as the MDM Vendor
• Q4 2007  Contract negotiated and initial implementation planning completed
• Q1 2008  Phase 1 implementation underway
• Q2 2008  Overall Design will be completed
• Q3 2008  September 2008 Live Implementation - Phase 1

Utility	Scheduled In Service	Spent Prior to 2008	Forecast 2008-12	Project Total
				(Dollars in Millions)	
New Orchard 500/230 kV Transmission Substation to alleviate PJM System overload contingency problem	ACE	May 2008	$ 18	$ 43	$ 61
Transmission upgrades at the Red Lion/Kenney 500 kV Substation and replacement of 230 kV breakers, to relieve area congestion	DPL	Brkr - Dec 2008 Subst- May 2009	8	8	16
Replace two 138/69 kv transformers at Indian River substation to relieve overload conditions	DPL	June 2009	1	7	8
Add 4th 230/69kv Transformer at Ritchie Substation to relieve overload and congestion issues	Pepco	June 2010		15	15
Add 2nd 500/230 kV Transformer at Burches Hill Substation	Pepco	June 2011	-	35	35
New 230 kV underground Transmission Lines between Benning and Ritchie Substations and other 230 kv Transmission line and Substation upgrades to replace Benning and Buzzard Generating Plants.	Pepco	Dec 2011	-	185	185
Add 2nd 500/230 kV Transformer at Brighton Substation	Pepco	June 2009	3	26	29
Upgrade Tower & Lines at Dickerson-Quince Orchard	Pepco	June 2011	-	20	20
Major Transmission Projects			$ 30	$ 339	$ 369
Other Transmission (Approximately 100 projects between $1 to $10 million each)	All			415	
Transmission Projects *				$ 754	

*Projects included in the Regional Transmission Expansion Plan (RTEP) mandated by PJM Interconnection, excluding MAPP

BUILDING VALUE

Infrastructure Investment Strategy -
Major Transmission Projects in PJM’s RTEP
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Dollars in Millions)	Project	Estimated Amount	In-Service Years
Pepco			
	Dickerson-Station H	$20	2009, 2012
	Burches Hill	$81	2011, 2012
	Brighton	$39	2009, 2012
Delmarva Power			
	Red Lion	$21	2009
	Cool Spring	$13	2010
	Oak Hall	$8	2009
	Indian River	$23	2010, 2011
Atlantic City Electric			
	Orchard & Mickleton	$69	2008, 2009
Total		**$274**	

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.
The initial revenue requirement, which varies by year due to multiple in-service dates, is approximately $3 million in total for the projects.
RTEP Projects covered by March 2008 FERC Filing:

March 2008, Incentive Filing - FERC

PHI
Pepco Holdings Inc

	Net Plant* as of 12/2007	Expenditures 2008-2012	Depreciation 2008-2012	Net Plant 12/2012
Electric Distribution:				
Pepco	$ 2,450	$ 1,463	$ 685	$ 3,228
Delmarva Power	887	826	278	1,435
Atlantic City Electric	801	711	187	1,325
Total	4,138	3,000	1,150	5,988
Gas Distribution:				
Delmarva Power	274	103	61	316
Electric Transmission:				
Pepco	451	625	117	959
Delmarva Power	405	1,047	88	1,364
Atlantic City Electric	437	218	89	566
Total	1,293	1,890	294	2,889
Total	$ 5,705	$ 4,993	$ 1,505	$ 9,193

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.
(Dollars in Millions)
Net plant is plant in service plus CWIP less depreciation reserve. Historically, net plant is in the range of 95% -
130% of rate base.
*

Net Plant in Service Projection

	2007	2008	2009	2010	2011	2012
	Actual	Projected	Projected	Projected	Projected	Projected
Distribution - Electric
Pepco	$2,450	$2,559	$2,722	$2,870	$3,034	$3,228
DPL	887	974	1,110	1,246	1,341	1,435
ACE	801	892	987	1,074	1,169	1,325
Total Distribution	4,138	4,425	4,819	5,190	5,544	5,988

Distribution - Gas
DPL	274	286	298	305	311	316

Transmission
Pepco	451	494	611	788	930	959
DPL	405	459	602	839	1,148	1,364
ACE	437	500	500	508	536	566
Total Transmission	1,293	1,453	1,713	2,135	2,614	2,889

Total Distribution & Transmission	$5,705	$6,164	$6,830	$7,630	$8,469	$9,193
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(Dollars in Millions)

Net Plant in Service Projection (cont.)

conectiv energy
A New Generation of Energy

($/MWh, on-peak; market as of 12/31/07)	2005A	2006A	2007A	2008E	2009E	2010E
West Hub to East Hub Congestion	$6.7	$3.1	$5.1	$7.4	$9.0	$9.0

	2008-2010 Bid/Ask Range as of 12/31/07	Required Class I Percentages PJM Planning Year 2007-08	2008-09	2009-10	2010-11
New Jersey	$19 - $25	2.9%	3.8%	4.7%	5.5%
Delaware	$1 - $25	2.0%	3.0%	4.0%	5.5%
Maryland	$1 - $3	1.5%	2.0%	2.5%	3.0%

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Strengthening PJM Market
Capacity Auction results have been favorable:
     PJM Planning Year
  ($/MW-Day)  2007/08 2008/09 2009/10 2010/11
  Eastern MAAC    $198  $149  $191  $174
  Southwest MAAC    $189  $210  $237  $174
  Balance of Pool    $ 41  $112  $102  $174
  DPL South    $198  $149  $191  $186
Congestion continues to provide a premium for PJM East generators:

State Renewable Energy Credit requirements and prices continue to increase:

conectiv energy
A New Generation of Energy

MAAC States Renewable Energy Requirements
(Class I RECs)
Requirements in GWhs
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
MD
PA
DE
NJ
2008
2009
2010
2011

BUILDING VALUE

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Conectiv Energy's Renewable Portfolio
	Expected Class I REC's (GWh)	% of CE Total Output	% of MAAC State Requirements
2008	430 - 500	8.6% - 9.9%	8.4% - 9.8%
2009	570 - 660	11.1% - 12.8%	8.4% - 9.7%
2010	590 - 680	11.6% - 13.4%	6.6% - 7.6%

Expanding Renewable Portfolio
 Many Eastern states have adopted
 renewable portfolio standards
 requiring a percentage of the
 energy sold within the state to be
 sourced from approved renewable
 sources.

• Conectiv Energy has focused its
 efforts on utilizing landfill methane
 gas to generate qualifying energy
 from renewable sources.
• Conectiv Energy renewable energy
 supply exceeds its internal needs
 for utility load auction participation.

PA
Bethlehem
Other
Delta (550 MW)
Edge Moor/
Hay Road
Pedricktown
Mickleton
Christiana
West
Sherman Avenue
NJ
Cedar
MD
Deepwater
Missouri Avenue
Delaware City
Cumberland/Carll's Corner
New Cumberland (100 MW)
DE
Middle
Crisfield
Chesapeake
VA
Tasley
Bayview

BUILDING VALUE

Coal Fired Baseload Edge Moor 3 & 4 Deepwater 6	MW 260 80
Oil /Gas Fired Steam Edge Moor 5 Deepwater 1	MW 450 86
Gas Combined Cycle Hay Road Units 1-4 Hay Road Units 5-8 Bethlehem Units 1-8	MW 552 545 1,092
Peaking Units
Cumberland 1
Sherman Avenue 1
Middle 1-3
Carll’s Corner 1 & 2
Cedar 1 & 2
Missouri Avenue B,C,D
Mickleton 1
Christiana
Edge Moor Unit 10
West Sub
Delaware City
Tasley 10
Crisfield 1-4
Bayview 1-6
MW 84 81 77 73 68 60 59 45 13 15 16 26 10 12
Generation Capacity Under Contract Chesapeake (exp. 4/2012) Other (exp. 12/2008) Pedricktown (exp. 6/2012) ESNE (50% owned)	MW 315 60 115 41
(as of
12/31/07)
«
Owned Generation
Generation Under Contract
Committed new projects

Generation Plants - Type, Location &
Rated Capacity

conectiv energy

A New Generation of Energy

	2004		2005		2006		2007	
	Output (GWh)	Capacity Factor	Output (GWh)	Capacity Factor	Output (GWh)	Capacity Factor	Output (GWh)	Capacity Factor
Coal Fired Baseload	191	62%	1,757	59%	1,814	61%	2,232	75%
Oil/Gas Fired Steam	191	11%	675	15%	115	2%	190	4%
Combined Cycle	2,635	13%	2,976	16%	2,082	11%	3,342	17%
Peaking Units	150	17%	191	3%	132	2%	146	3%

	2008 estimate		2009 estimate		2010 estimate	
	Output (GWh)	Capacity Factor	Output (GWh)	Capacity Factor	Output (GWh)	Capacity Factor
Coal Fired Baseload	1,700-2,100	57%-71%	1,300-2,000	44%-67%	1,250-2,000	42%-67%
Oil/Gas Fired Steam	100-500	2%-9%	90-450	2%-8%	90-450	2%-8%
Combined Cycle	2,600-3,800	13%-20%	2,750-4,000	14%-21%	2,750-4,250	14%-22%
Peaking Units	120-300	2%-5%	175-400	2%-6%	250-500	3%-7%

BUILDING VALUE

(1) See previous slide for listing of individual power plants; excludes contracted assets.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Annual capacity factors and output by
fuel type (2004-2010)(1)

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Dollars in Millions	2008	2009	2010	2011	2012
"Base" Amount	$ 6	$ 8	$ 13	$ 14	$ 9
Environmental - DE Multi-Pollutant (Total Cost = $79) - Other	38 3	19 2	13 -	2 2	0 0
New Projects - Cumberland (Total Cost = $75) - Delta Site (Total Cost = $470)	46 62	5 195	- 136	- 14	- -
Total	$155	$229	$161	$ 28	$ 9

Projected Capital Expenditures

Power Delivery	Conectiv Energy	Pepco Energy Services	Other Non-Regulated	Corporate & Other	PHI Consolidated
Reported Segment Operating Income	$530.6	$148.5	$58.2	$71.2	($1.9)	$806.6
Percent of operating income	*65.8%*	*18.4%*	*7.2%*	*8.8%*	*-0.2%*	*100.0%*
Special Item included in Operating Income						
Mirant bankruptcy damage claims settlement	(33.4)					(33.4)
Maryland income tax settlement fees	2.9					2.9
Operating Income excluding Special Item	$500.1	$148.5	$58.2	$71.2	($1.9)	$776.1
Percent of operating income excluding special item	*64.4%*	*19.1%*	*7.5%*	*9.2%*	*-0.2%*	*100.0%*

Note: Management believes the special items are not representative of the Company's ongoing business operations.

BUILDING VALUE

Reported Operating Income Reconciled to Operating Income Excluding Special Items
For the twelve months ended December 31, 2007
(Dollars in Millions)

Reconciliation of Operating Income